Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO Loan and Security Agreement (this “Amendment”) is entered into as of November 3, 2017, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, California 95054 (“Bank” or “SVB”), and REATA PHARMACEUTICALS, INC., a Delaware corporation with offices located at 2801 Gateway Drive, Suite 150, Irving, Texas 75063 (“Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of March 31, 2017 (as amended from time to time, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) increase the existing Term B Loan Commitment from Fifteen Million Dollars ($15,000,000.00) to (A) prior to the Term B Loan Increase Milestone, Twenty Million Dollars ($20,000,000.00) or (B) following the Term B Loan Increase Milestone, Twenty-Five Million Dollars ($25,000,000.00), and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms set forth below, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2(a)(ii) (Terms Loans - Availability).  Section 2.2(a)(ii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount equal to (A) prior to the Term B Loan Increase Milestone, Twenty Million Dollars ($20,000,000.00) or (B) following the Term B Loan Increase Milestone, Twenty-Five Million Dollars ($25,000,000.00), and according to each Lender’s Term Loan Commitment for Term B Loans as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”; each Term A Loan or Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans and the Term B Loans are hereinafter referred to collectively as the “Term Loans”).   If Borrower makes a request for the Term B Loan, such request, in addition to the other requirements set forth in this Agreement, shall be in an amount that is equal to the Term Loan Commitment for the Term B Loan at such time.  After repayment, no Term B Loan may be re‑borrowed.”

2.2Section 2.2(b) (Term Loans – Repayment).  The second sentence of Section 2.2(b) hereby is amended and restated in its entirety to read as follows:

“Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (x) forty-one (41) months, if the Amortization Date is November 1, 2018 or (y) twenty-nine (29) months, if the Amortization Date is November 1, 2019.”

2.3Section 2.5 (Fees).  Section 2.5 of the Loan Agreement is amended by (i) deleting the reference to “and” immediately after the semi-colon in existing clause (c), (ii) renumbering existing clause “(d)” as “(f)” and (iii) inserting the following new clauses (d) and (e) as follows:

“(d)

First Amendment Fee.  On the First Amendment Effective Date, a fully earned, non-refundable fee of Two Hundred and Fifty Thousand Dollars ($250,000.00) (the “First Amendment Fee”) to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(e)	Non-Utilization Fee. The Non-Utilization Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and”

2.4Section 10 (Notices).  Section 10 of the Loan Agreement is amended by replacing the notice address for DLA Piper LLP (US) as follows:

“DLA Piper LLP (US)

500 8th Street, NW

Washington, DC 20004

Attn: Eric Eisenberg

Fax: (202) 799-5211

Email: eric.eisenberg@dlapiper.com”

2.5Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is November 1, 2018; provided that, if Borrower draws the Term B Loan, the “Amortization Date” shall be November 1, 2019.

“First Amendment Effective Date” is November 3, 2017.

“Non-Utilization Fee” is a nonrefundable fee in the amount of One Million Dollars ($1,000,000.00), such fee to be fully-earned if the Borrower does not request a Credit Extension in respect of the Term B Loan during the Second Draw Period and due on the earliest to occur of (a) the termination of the Second Draw Period, (b) the prepayment of the Term A Loan pursuant to Section 2.2(c), or (c) termination of this Agreement; provided that if the Second Draw Period ends as a result of the occurrence of an Event of Default described in Section 8.2(b), the Non-Utilization Fee will not be due until the earlier of (i) the thirtieth (30th) day (as such date may be extended in writing by the Lenders in their sole discretion) after the earlier of (A) the first date on which any officer of the Borrower knew of such Event of Default and (B) the date on which written notice thereof has been delivered by the Collateral Agent to the Borrower and (ii) the date on which the Collateral Agent and the Lenders exercise any rights and remedies with respect to such Event of Default under Section 9.1.

“Second Draw Period” is the period commencing on the date of the occurrence of the Trial Milestone Date and ending on (and including) the earliest of (i) ninety (90) days after the Term B Loan Increase Milestone, (ii) June 29, 2018 and (iii) the occurrence of an Event of Default.

“Term B Loan Increase Milestone” means the earlier of the date that Borrower either (i) is allowed to proceed under an investigational new drug application or receives approval of a clinical trial authorization or a clinical trial notification for RTA 1701 or (ii) the Borrower doses the first patient in a Phase 2 trial of RTA 901, in either case, written evidence of which is provided and is in form and substance reasonably acceptable to Collateral Agent and the Lenders.

“Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, equal to the principal amount shown on Schedule 1.1.  “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

2.6Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery by electronic transmission (e.g., “.pdf”) of an executed counterpart signature page of this Amendment shall be effective as a manually executed counterpart signature hereof.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the due execution and delivery to Collateral Agent of the Corporate Borrowing Certificate attached hereto as Exhibit A, together with the exhibits required by the Corporate Borrowing Certificate, (iii) Borrower’s payment of the First Amendment Fee in the amount of Two Hundred and Fifty Thousand Dollars ($250,000.00), and (iv) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER: REATA PHARMACEUTICALS, INC. By: Name: Title: COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By: Name: Title:

LENDER: SILICON VALLEY BANK By: Name: Title:

[Signature Page to First Amendment to Loan and Security Agreement]

scheDULE 1.1

Lenders and Commitments

	At all times prior to the Term B Loan Increase Milestone: Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$11,428,571.40	57.142857%
SILICON VALLEY BANK	$8,571,428.60	42.857143%
TOTAL	$20,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$11,428,571.40	57.142857%
SILICON VALLEY BANK	$8,571,428.60	42.857143%
TOTAL	$20,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$22,857,142.80	57.142857%
SILICON VALLEY BANK	$17,142,857.20	42.857143%
TOTAL	$40,000,000.00	100.00%

	At all times following the Term B Loan Increase Milestone: Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$11,428,571.40	57.142857%
SILICON VALLEY BANK	$8,571,428.60	42.857143%
TOTAL	$20,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$14,285,714.25	57.142857%
SILICON VALLEY BANK	$10,714,285.75	42.857143%
TOTAL	$25,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$25,714,285.65	57.142857%
SILICON VALLEY BANK	$19,285,714.35	42.857143%
TOTAL	$45,000,000.00	100.00%

Exhibit A

CORPORATE BORROWING CERTIFICATE

Borrower:	REATA PHARMACEUTICALS, INC.	Date: November 3, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify, in my capacity as an officer of Borrower and not in any individual capacity, as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

5.The persons listed below are Borrower’s officers or employees with their titles and signatures shown next to their names, who are authorized to act on behalf of Borrower.

Name	Title	Signature

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first written above.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 5 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

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of the date set forth above.

By:
Name:
Title: